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                               SEMI-ANNUAL REPORT









================================================================================

                            Electric City Value Fund

================================================================================




















                                February 28, 2001
                                  (UNAUDITED)

Letter to Shareholders

To Our Shareholders:

Portfolio Summary and Performance History

On February 28, 2001 the Electric City Value Fund ("ECVF", "Electric City", or the "Fund") had 46 holdings in the Fund, in addition to cash and equivalents, and the unaudited net asset value was $12.03 per share. This compares with an audited net asset value, adjusted for subsequent distributions, of $11.85 on August 31, 2000.

A complete list of the fund's holdings is available for your review on the accompanying Schedule of Investments.

Since the fund's December 30, 1999 inception, through February 28, 2001, the fund appreciated by 20.92% versus losses of -15.33% for the Standard & Poor's 500 Index and -12.69% for the Russell 3000(R) Index.

The key to "building wealth"

Our fund objective is to seek "to build shareholder wealth by maximizing the total return of the Fund's portfolio." The key to building wealth is to invest capital in a manner that results in a "real return", a return in excess of inflation. If we are successful in achieving a return above inflation, we will build purchasing power, which is what financial wealth is.

From January 1, 2000 through February 28, 2001 our fund achieved a total return of 20.32% and, according to the most recent data available, the Consumer Price Index (CPI) increased by 4.46%. As a result, relative to the CPI, the Electric City Value Fund has increased wealth by 15.18% during this period.

The search for irrational apathy.

Is the stock market exhibiting irrational apathy?

On the evening of December 5, 1996, Federal Reserve Chairman Alan Greenspan made a speech which included the following, now famous, and misinterpreted, "irrational exuberance" phrase: "But how do we know when irrational exuberance has unduly escalated asset values, which then become subject to unexpected and prolonged contractions as they have in Japan over the past decade? And how do we factor that assessment into monetary policy?"

Readers of this letter with insomnia or an interest in the entire speech, which is a very interesting discussion of the Federal Reserve's role and their impact on purchasing power and wealth, can call us for a copy or download it at www.federalreserve.gov/BOARDDOCS/SPEECHES/19961205.htm.

After a brief negative reaction to Mr. Greenspan's comments, the S&P 500 and NASDAQ stock market indexes proceeded to increase by another 105 % and 288% respectively by their high closing prices in March 2000, just forty months after his statement.

As I begin to write this letter, a promo for an upcoming segment on a well-known financial network has just run. "How to get in on a bubble and get out before it bursts. Tomorrow on C---."

Let's assume the premise of getting in on a bubble is rational and desirable (it isn't), and getting out just before the bubble bursts is likely (it isn't). Under that imprudent and silly premise, my question is: Why didn't they produce and run this segment prior to the NASDAQ peak on March 10, 2000 instead of March 1, 2001, after the NASDAQ split it's price by more than half?

The fact that this segment would even be produced is a hardly a sign of apathy, just stupidity. From the high closing prices of 2000 through February 28, 2001, the NASDAQ has dropped by 57% and the S&P 500 has dropped by 19%. All of the NASDAQ gains of 1999 and early 2000 have been eliminated, and then some.

As a rationally ambivalent investor, I have stifled my joy at watching the bubble burst for fear of missing the signs of apathy towards the equity markets as a whole that will provide increasing opportunities, and margins of safety, for investment.

So, is the stock market exhibiting irrational apathy? Unfortunately, not yet. Valuations and investor psychology are still nowhere near the levels that can properly be described as irrational apathy.

Fortunately though, while the financial press and many investors myopically focus on the popular market averages, there are many ignored, unloved, yet attractively valued companies. It is with these victims of irrational apathy that we attempt to find opportunity.

Our Successes and a Failure

A perfect example of irrational apathy presenting opportunity for us is Flagstar Bancorp. We purchased this holding at an average price of $9.05, beginning last June. At that price, we acquired ownership of a profitable financial institution, at a trailing price to earnings ratio of four and a significant discount to book value. The catalyst that we identified was that the company was positioned well for a future drop in interest rates and the inevitable mortgage refinancing activity that follows. On our cost, we would receive a 4.42% dividend yield while we waited for the market to come to its senses.

Unlike many of these types of opportunities, this investment has worked out faster than usual and better than expected. Interest rates have dropped significantly, resulting in a massive rush by homeowners to refinance. Flagstar earnings have accelerated and the stock was trading at $22.68 on February 29, 2001.

We have started to pare back the original position, although the volatility in the stock is presenting the opportunity to establish trading positions as well.

One of our losers has been Axcelis Technologies, a leading manufacturer of ion implant semiconductor equipment that was spun out of Eaton Corporation last year. We established a small initial position at the IPO (Initial Public Offering) last July at $22.00 and added to the position at lower prices later.

The company is profitable, has a strong balance sheet and is a leading innovator in its sector. The catalyst was the expected spin off of the remaining 82% owned by Eaton later in 2000, which did occur as planned.

Unfortunately, Axcelis has suffered from the recent hostility towards all things technology and traded as low as $6.28 late last year. While our original position has not worked out as planned, we have done some additional sale and purchase transactions for tax planning and investment purposes.

As a result, we now have a modestly profitable current position with an average cost basis of $7.93 and have realized some losses to offset against other realized gains. The following section will further explain our approach to tax issues and planning.

Tax Aware

Some shareholders have inquired about our investment style, turnover and the related impact on tax efficiency of your fund. The fund has a number of taxable shareholders, but also has shareholders that have no concern for distributions, such as IRA and other qualified plan accounts.

Many mutual fund investors got a difficult lesson in taxation last year, receiving capital gains distributions from funds that were far in excess of their actual return. Mutual funds are required to at least annually distribute income, dividends, and realized capital gains. Those capital gains may have been largely achieved in prior years, but not realized until 2000.

To address this issue, some funds advertise themselves as tax managed. By this they mean that part of their investment policy is to effect transactions in a manner that attempts to attain a high level of tax efficiency. Like index funds, which typically have relatively low turnover, these tax managed funds can be attractive alternatives, from a tax perspective, for taxable investors. The downside is that tax issues may override fundamental investment reasons to reduce or eliminate a position.

In managing the Fund, I attempt to utilize what I call a "tax aware" approach. If possible, transactions are accomplished in a manner that reduces or eliminates capital gains distributions, while considering the transaction and opportunity costs that may result.

Thank you!

We have successfully completed our first year of operation and appreciate your participation as a shareholder. If there is anyone you believe would benefit from knowing more about the Fund, please contact us and we will send an investor package.

Please don't hesitate to call us if you have any questions about your account or want to discuss the fund. Our Shareholder Services Department can be reached by calling 1-800-453-6556. I can be reached at 518-370-0289.

Thanks again for your trust and confidence. We hope that in the years to come we will be able to repay you by achieving our fund objective of building shareholder wealth.




/S/ James W. Denney

James W. Denney
President and Portfolio Manager
Electric City Value Fund

================================================================================
Electric City Value Fund
================================================================================
                                                         Schedule of Investments
                                                   February 28, 2001 (unaudited)
================================================================================
--------------------------------------------------------------------------------
Shares/Principal Amount                           Market Value      % of Assets
--------------------------------------------------------------------------------
COMMON STOCKS
Advertising
  1,500 Valassis Communications *                       45,345            3.42%
                                                  -------------
Apparel / Accessories
    500 Liz Claiborne                                   24,350            1.84%
                                                  -------------
Audio & Video Equipment
  7,000 Rockford Corporation *                          48,562            3.67%
                                                  -------------
Auto & Truck Manufacturers
    400 Ford Motor                                      11,124
    300 General Motors                                  15,996
  2,000 Visteon                                         28,800
                                                  -------------
                                                        55,920            4.22%

Broadcasting & Cable TV
    600 General Motors Class H (Hughes Electronics) *   13,602
  1,000 Sinclair Broadcast Group *                       9,062
    900 Sirius Satellite Radio *                        21,150
  1,800 XM Satellite Radio *                            18,450
                                                  -------------
                                                        62,264            4.70%

Communications Services
    800 Crown Castle International *                    20,100
    500 Verizon Communications                          24,750
  1,100 WorldCom *                                      18,288
                                                  -------------
                                                        63,138            4.77%

Computer Services
  5,800 Hoover's *                                      18,850
    700 Multex.com *                                    13,562
                                                  -------------
                                                        32,412            2.45%

Electric Utilities
  1,000 Niagara Mohawk Holdings *                       17,180            1.30%
                                                  -------------
Electronic Instruments & Controls
  1,500 Bel Fuse, Class B                               46,312            3.50%
                                                  -------------
Fish / Livestock
  2,600 Tejon Ranch *                                   55,900            4.22%
                                                  -------------
Food Processing
  7,000 Galaxy Nutritional Foods *                      38,080            2.87%
                                                  -------------
Footwear
  2,500 Stride Rite                                     18,825            1.42%
                                                  -------------
Internet Companies
  1,000 About.com                                       22,188            1.68%
                                                  -------------
Investment Services
    500 Value Line                                      20,500            1.55%
                                                  -------------
Miscellaneous Financial Services
  2,000 Frontline Capital Group *                       27,624            2.09%
                                                  -------------
Oil & Gas Operations
  5,000 Mallon Resources *                              31,875            2.41%
                                                  -------------
Oil Well Services & Equipment
  2,100 Petroleum Helicopters *                         24,150            1.82%
                                                  -------------
Personal and Household Products
  4,500 Decorator Industries                            14,355            1.08%
                                                  -------------
Personal Services
  2,100 Pre-Paid Legal *                                41,475
  2,000 Steiner Leisure *                               36,125
                                                  -------------
                                                        77,600            5.86%

Property and Casualty Insurance
    800 Allstate                                        31,888
     20 Berkshire Hathaway, Class B *                   46,780
                                                  -------------
                                                        78,668            5.94%

Regional Banks
  1,100 Banknorth Group                                 22,206
  1,300 Community Bank System                           37,128
                                                  -------------
                                                        59,334            4.48%

Retail (Home Improvement)
    500 Lowe's  Companies                               27,940            2.11%
                                                  -------------
Retail (Specialty)
  5,000 OfficeMax *                                     15,300
  1,100 Toys R Us *                                     27,060
                                                  -------------
                                                        42,360            3.20%

S&Ls / Savings Banks
  3,200 Flagstar Bancorp                                72,600            5.48%
                                                  -------------
Scientific & Technical Instruments
  1,500 Trimble Navigation *                            26,344            1.99%
                                                  -------------
Semiconductors
  1,500 Axcelis Technologies *                          13,828            1.04%
                                                  -------------
Software & Programming
 25,500 IFS International Holdings *                    25,500            1.93%
                                                  -------------
Water Transportation
    800 Alexander & Baldwin                             20,650            1.56%
                                                  -------------

Total for Common Stock                               1,093,804           82.58%
                                                  =============
PREFERRED STOCKS
    800 Provident Capital Trust III                     20,600            1.56%
                                                  -------------

Total for Preferred Stock                               20,600            1.56%
                                                  =============

OPTIONS (100 shares per contract)
Call Options
        Ford
      4 Expiration March 2001, Exercise Price $27.50      (440)
        Liz Claiborne
      5 Expiration April 2001, Exercise Price $45.00    (2,950)
        Lowe's Companies
      5 Expiration March 2001, Exercise Price $55.00    (1,600)
        Toys R Us
      5 Expiration March 2001, Exercise Price $20.00    (2,700)
                                                  -------------
                                                        (7,690)          (0.58)%

Total Options Written                                   (7,690)          (0.58)%
                                                  =============
MUTUAL FUNDS
  3,500 Oppenheimer Multi-Sector                        30,275            2.29%
                                                  -------------

Total for Mutual Funds                                  30,275            2.29%
                                                  =============
CASH AND EQUIVALENTS
144,053 Firstar Treasury Fund 4.76%                    214,916           16.23%
                                                  -------------


        Total Investments                            1,351,905          102.06%
              (Identified Cost $ 1,281,800)       -------------

            Other Assets Less Liabilities              (27,341)         (2.06)%
                                                  -------------

            Net Assets                             $ 1,324,564          100.00%
                                                  =============




 * Non-Income producing securities.

================================================================================
Electric City Value Fund
================================================================================

Statement of Assets and Liabilities
     February 28, 2001 (unaudited)

Assets
     Investment Securities at Market Value                         $  1,351,905
          (Identified Cost $ 1,281,800)
     Cash                                                                 2,100
     Receivables:
          Receivable for Investment Securities Sold                       6,175
          Dividends and Interest                                          1,695
                                                                   -------------
               Total Assets                                           1,361,875
Liabilities
     Accrued Expenses                                                     1,663
     Payable for Securities Purchased                                    35,648
                                                                   -------------
               Total Liabilities                                         37,311
                                                                   -------------

Net Assets                                                         $  1,324,564
                                                                   =============

Net Assets Consist of:
     Capital Paid In                                                  1,217,689
     Accumulated Undistributed Net Investment Income                        196
     Accumulated Undistributed Realized
          Gain (Loss) on Investments - Net                               36,574
     Unrealized Appreciation in Value
          of Investments Based on Identified Cost - Net                  70,105
                                                                   -------------
Net Assets, for 110,150 Shares Outstanding                         $  1,324,564
                                                                   =============
Net Asset Value and Redemption Price
     Per Share ($1,324,564/110,150 shares)                         $      12.03

================================================================================
 Electric City Value Fund
================================================================================

 Statement of Operations
 For the period of September 1, 2000
 through February 28, 2001 (unaudited)

Investment Income:
     Dividends                                                     $      6,846
     Interest                                                             3,287
     Other                                                                   75
                                                                   -------------
          Total Investment Income                                        10,208
Expenses: (Note 2)
     Management Fees                                                      5,198
     Administrative Fees                                                  3,831
                                                                   -------------
          Total Expenses                                                  9,029

Net Investment Income                                                     1,179

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                                 37,898
     Unrealized Appreciation (Depreciation) on Investments              (28,472)
                                                                   -------------
Net Realized and Unrealized Gain (Loss) on Investments                    9,426

Net Increase (Decrease) in Net Assets from Operations              $     10,605
                                                                   =============

================================================================================
Electric City Value Fund
================================================================================

Statement of Changes in Net Assets
(unaudited)                                               9/1/00      12/30/99*
                                                            to           to
                                                         2/28/01       8/31/00
From Operations:
     Net Investment Income                           $     1,179   $     2,927
     Net Realized Gain (Loss) on Investments              37,898          (112)
     Net Unrealized Appreciation (Depreciation)          (28,472)       98,577
                                                     ------------  ------------
     Increase (Decrease) in Net Assets from Operations    10,605       101,392
From Distributions to Shareholders:
      Net Investment Income                               (3,909)            0
      Net Realized Gain from Security Transactions        (1,213)            0
                                                     ------------  ------------
      Change in Net Assets from Distributions             (5,122)            0
From Capital Share Transactions:
     Proceeds From Sale of Shares                        351,368       949,667
     Shares Issued on Reinvestment of Dividends            5,035             0
     Cost of Shares Redeemed                             (68,959)      (19,422)
                                                     ------------  ------------
Net Increase from Shareholder Activity                   287,444       930,245

Net Increase  in Net Assets                              292,927     1,031,637
                                                     ------------  ------------

Net Assets at Beginning of Period                      1,031,637             0

Net Assets at End of Period (including accumulated
     undistributed net investment income of $196 and
     $2,927 respectively)                            $ 1,324,564   $ 1,031,637
                                                     ============  ============

Share Transactions:
     Issued                                               29,090        88,415
     Reinvested                                              454            -
     Redeemed                                             (6,009)       (1,800)
                                                     ------------  ------------
Net increase (decrease) in shares                         23,535        86,615
Shares outstanding beginning of period                    86,615            -
                                                     ------------  ------------
Shares outstanding end of period                         110,150        86,615
                                                     ============  ============

*commencement of operations

================================================================================
 Electric City Value Fund
================================================================================

Financial Highlights (unaudited)
Selected data for a share outstanding
throughout the period:                                   9/1/00      12/30/99**
                                                           to           to
                                                        2/28/01       8/31/00
Net Asset Value -
     Beginning of Period                                 $11.91        $10.00
Net Investment Income                                      0.02          0.07
Net Gains or Losses on Securities
     (realized and unrealized)                             0.15          1.84
                                                       --------      --------
Total from Investment Operations                           0.17          1.91
Dividends
     (from net investment income)                          0.04          0.00
Distributions (from capital gains)                         0.01          0.00
                                                       --------      --------
Return of Capital                                          0.05          0.00
Net Asset Value -
     End of Period                                       $12.03        $11.91
Total Return                                               1.53%        19.10%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                    1,325         1,032

Ratio of Expenses to Average Net Assets *                  1.65%         1.65%
Ratio of Net Income to Average Net Assets *                0.21%         1.02%
Portfolio Turnover Rate *                                 37.04%        64.07%

* Annualized
** commencement of operations.

================================================================================
ELECTRIC CITY VALUE FUND
================================================================================
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               FEBRUARY 28, 2001

  1.)SIGNIFICANT ACCOUNTING POLICIES
     Electric City Funds Inc. (the "Company") is an open-end management investment company. The Company was organized in Maryland as a corporation and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, there is only one series authorized by the Company, which series has been designated as Electric City Value Fund (the "Fund"). The Fund's primary investment objective is to build shareholder wealth by maximizing the total return of the Fund's portfolio. Total return is derived by combining the total changes in the principal value of all the Fund's investment with the total dividends and interest paid to the Fund. Significant accounting policies of the Fund are presented below:

     SECURITY VALUATION:
     The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Directors. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     SECURITY TRANSACTION TIMING:
     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     INCOME TAXES:
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



  2.)INVESTMENT ADVISORY AGREEMENT
     The Fund has entered into an investment advisory and administration agreement with Mohawk Asset Management, Inc. (the "Advisor"). The Fund is authorized to pay the Advisor a fee equal to an annual average rate of 0.95% for investment advisory services and a fee equal to an annual average rate of 0.70% for administrative fees. As a result of the above calculation, for the six months ending February 28, 2001, the Advisor earned management fees totaling $5,198 and administrative fees totaling $3,831.

  3.)RELATED PARTY TRANSACTIONS
     Control persons of Mohawk Asset Management, Inc. also serve as directors of the Company. These individuals receive benefits from the Advisor resulting from the advisory and administration fees paid to the Advisor of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of February 28, 2001, Waterhouse Securities Corporation beneficially owned 73% of the Fund.

  4.) DISTRIBUTION PLAN
     The Fund has adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. During the six months ending February 28, 2001 the plan had not been implemented.

  5.)CAPITAL STOCK AND DISTRIBUTION
     At February 28, 2001, the Company was authorized to issue 100,000,000 shares of capital stock ($.0001 par value). The Company has classified and registered for sale up to 25,000,000 shares of the Fund. Paid in capital at February 28, 2001 was $1,212,567.

  6.)PURCHASES AND SALES OF SECURITIES
     During the six months ending February 28, 2001, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $673,921 and $413,156 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.

  7.)SECURITY TRANSACTIONS
     For Federal income tax purposes, the cost of investments owned at February 28, 2001 was the same as identified cost. At February 28, 2001, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:
--------------------------------------------------------------------------------
   Appreciation         (Depreciation)         Net Appreciation (Depreciation)
--------------------------------------------------------------------------------
     159,902               (89,797)                       70,105
--------------------------------------------------------------------------------

  8.) REDEMPTION FEES
     The shares carry a 0.75% redemption fee if sold within thirteen months of purchase. The redemption fee is calculated at 0.75% of the net asset value of such shares at the time of redemption. This fee is charged to offset the cost to the fund of maintaining an account. No affiliated person of the fund receives any benefit from these fees.

--------------------------------------------------------------------------------

                               Board of Directors
                                 James W. Denney
                                 Bill R. Werner
                               Kimberleigh Elwell
                              Albert P. Jurczynski
                                Joseph D. Condon

                               Investment Adviser
                          Mohawk Asset Management, Inc.
                               112 Erie Boulevard
                              Schenectady, NY 12305

                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                           8869 Brecksville Rd, Ste. C
                             Brecksville, OH 44141

                                    Custodian
                               Firstar Bank, N.A.
                                 P.O. Box 640994
                           Cincinnati, Ohio 45264-0994

                                     Counsel
                           David Jones & Assoc., P.C.
                           4747 Research Forest Drive
                                 Suite 180, #303
                             The Woodlands, TX 77381

                              Independent Auditors
                        McCurdy & Associates CPA's, Inc.
                                27955 Clemens Rd
                              Westlake, Ohio 44145